Ultra Series Fund

Supplement dated May 23, 2024

This Supplement dated May 23, 2024, amends the Statement of Additional Information (SAI)
for the Ultra Series Fund dated February 28, 2024.

Effective as of the date hereof, the Board of Trustees of the Trust voted Ms. Anita Zagrodnik for appointment as Independent Trustee to the Board of the Trust. The applicable information below is amended and restated as follows in the “Management of the Trust” section of the SAI.

Management of the Trust
Trustees and Officers. The following row is added to the Independent Trustees chart on page 25:
Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
Anita M. Zagrodnik	Trustee, since May 2024; Indefinite term	Chief Compliance Officer, U.S. Bank Global Fund Services (a global fund administrator), Milwaukee, WI 2017 – 2022 (retired); Multiple Series Trust Chief Compliance Officer, 2014 – 2017 Chief Compliance Officer & Senior VP, Airel Investment Trust, 2003 – 2013	29	MF (15), May 2024 – Present

Board Qualifications. The third sentence in the paragraph under the heading “Board Qualifications,” on page 27 is deleted and replaced in its entirety as follows:
Regarding the Independent Trustees, all three have substantial experience operating and overseeing a business, whether it be the management consulting business (for Mr. Riege), and the investment management business (for Ms. Zagrodnik and Messrs. Struthers and Jones).
Board Committees. The first paragraph under the heading “Board Committees,” on page 27 is deleted and replaced in its entirety as follows:
The Board of Trustees has established two standing committees to help manage the funds, an Audit Committee and a Nominating and Governance Committee. Each such Committee is currently comprised of Ms. Zagrodnik and Messrs. Jones, Riege and Struthers, constituting all of the Trust’s Independent Trustees. The Chair of the Nominating and Governance Committee is Mr. Riege, and the Chair of the Audit Committee is Mr. Struthers.
Trustees Holdings. As of the date of this Supplement, Ms. Zagrodnik does not hold Securities in the Trust, or the Trust Complex as defined in the SAI.

Please keep this Supplement with your records for future reference.
MF-SAI SUP (0524)